SPECIMEN
                        NATIONAL SCIENTIFIC CORPORATION
               INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS

          NUMBER                                       SHARES
                                                   SEE REVERSE FOR
                                                 CERTAIN DEFINITIONS
THIS CERTIFIES THAT
IS THE OWNER OF

   FULLY PAID AND NON-ASSESSABLE SHARES OF PREFERRED STOCK, $.10 PAR VALUE OF
                        NATIONAL SCIENTIFIC CORPORATION

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated:

/s/ Vernon Traylor Jr.                                 /s/ L. L. Ross
CORPORATE SECRETARY             [CORPORATE SEAL]       CHAIRMAN OF THE BOARD

COUNTERSIGNED:
CORPORATE STOCK TRANSFER, INC.
370 - 17th Street, Suite 2350, Denver, Colorado 80202

By: ___________________________________________
Transfer Agent and Registrar Authorized Officer

                        NATIONAL SCIENTIFIC CORPORATION
                         CORPORATE STOCK TRANSFER, INC.
                      TRANSFER FEE: $15.00 PER CERTIFICATE
--------------------------------------------------------------------------------
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -- as tenants in common            UNIF GIFT MIN ACT - ................ Custodian for ..............
                                                                     (Cust.)                       (Minor)
TEN ENT   -- as tenants by the entireties                  under Uniform Gifts to Minors
JT TEN    -- as joint tenants with right of                Act of ............................................
             survivorship and not as tenants                                    (State)
             in common
                    Additional abbreviations may also be used though not in the above list.

For value received ....................... hereby sell, assign and transfer unto

                    PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE
                    --------------------------------------

                    --------------------------------------
               Please print or type name and address of assignee
 ................................................................................
 ................................................................................
 ................................................................................
 ......................................................................... Shares
of the Preferred Stock represented by the within Certificate and do hereby irrevocably constitute and appoint
 ................................................................................
 ................................................................................
      Attorney to transfer the said stock on the books of the within named
         Corporation, with full power of substitution in the premises.

Dated ...................... 19 ..........
SIGNATURE GUARANTEED:                   X ______________________________________
                                        X ______________________________________
     THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan
Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.